UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

VIRTUSA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 West Park Drive Westborough, Massachusetts	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 389-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

Virtusa Corporation’s (the “Company”) annual meeting of shareholders was held on Tuesday, September 9, 2014 in Westborough Massachusetts. The matters voted on and the results of the vote were as follows:

1. The Company’s shareholders re-elected the following class I directors to each serve for a three year term or until a successor is elected or qualified or until his earlier resignation or removal.

DIRECTOR NOMINEE	FOR	WITHHELD	NON VOTES

Robert E. Davoli	25,574,666	242,276	1,290,517
William K. O’Brien	25,630,631	186,311	1,290,517
Al-Noor Ramji	25,627,358	189,584	1,290,517

2. Our shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.

Number of Votes

FOR	AGAINST	ABSTAIN

26,937,868	169,591	0

3. To approve, on an advisory basis, the compensation of our named executive officers.

Number of Votes

FOR	AGAINST	ABSTAIN

25,539,486	272,010	5,446

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virtusa Corporation

Date: September 11, 2014	By:	/s/ Ranjan Kalia
Ranjan Kalia
Chief Financial Officer
(Principal Financial and Accounting Officer)